UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2012

TE CONNECTIVITY LTD.
(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260
(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen
Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment and Restatement of the TE Connectivity Ltd. 2007 Stock and Incentive Plan

On March 7, 2012, the shareholders of TE Connectivity Ltd. (the “Company” or “TE”), at the 2012 Annual General Meeting of Shareholders (“AGM”), approved an amendment and restatement of the Company’s 2007 Stock and Incentive Plan (the “Plan”) to increase the number of shares available for awards under the Plan by 20,000,000 shares.

For additional information regarding approval of the Plan, see the Proxy Statement for the AGM filed with the Securities and Exchange Commission on January 13, 2012. The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the Plan, attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The AGM was held on March 7, 2012 to approve the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 375,878,656 registered shares (88.07% of 426,787,747 registered shares outstanding and entitled to vote as of February 17, 2012, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of registered shares voted at the AGM.

Agenda Item No. 1.  Election of eleven (11) directors:

1.1  Pierre R. Brondeau

A total of 352,824,357 shares (93.87%) were voted for and 23,054,299 shares (6.13%) were counted as voted against (including 1,445,334 votes cast against, 125,625 abstentions and 21,483,340 broker non-votes, which are treated as against votes) the election of this director.

1.2  Juergen W. Gromer

A total of 353,954,106 shares (94.17%) were voted for and 21,924,550 shares (5.83%) were counted as voted against (including 311,798 votes cast against, 129,412 abstentions and 21,483,340 broker non-votes, which are treated as against votes) the election of this director.

1.3  William A. Jeffrey

A total of 353,397,439 shares (94.02%) were voted for and 22,481,217 shares (5.98%) were counted as voted against (including 869,712 votes cast against, 128,165 abstentions and 21,483,340 broker non-votes, which are treated as against votes) the election of this director.

1.4  Thomas J. Lynch

A total of 353,987,887 shares (94.18%) were voted for and 21,890,769 shares (5.82%) were counted as voted against (including 283,094 votes cast against, 124,335 abstentions and 21,483,340 broker non-votes, which are treated as against votes) the election of this director.

1.5  Yong Nam

A total of 353,404,451 shares (94.02%) were voted for and 22,474,205 shares (5.98%) were counted as voted against (including 863,461 votes cast against, 127,404 abstentions and 21,483,340 broker non-votes, which are treated as against votes) the election of this director.

1.6  Daniel J. Phelan

A total of 325,921,465 shares (86.71%) were voted for and 49,957,191 shares (13.29%) were counted as voted against (including 28,351,470 votes cast against, 122,381 abstentions and 21,483,340 broker non-votes, which are treated as against votes) the election of this director.

1.7  Frederic M. Poses

A total of 345,126,588 shares (91.82%) were voted for and 30,752,068 shares (8.18%) were counted as voted against (including 9,142,910 votes cast against, 125,818 abstentions and 21,483,340 broker non-votes, which are treated as against votes) the election of this director.

1.8  Lawrence S. Smith

A total of 353,993,033 shares (94.18%) were voted for and 21,885,623 shares (5.82%) were counted as voted against (including 275,739 votes cast against, 126,544 abstentions and 21,483,340 broker non-votes, which are treated as against votes) the election of this director.

1.9  Paula A. Sneed

A total of 354,041,805 shares (94.19%) were voted for and 21,836,851 shares (5.81%) were counted as voted against (including 232,870 votes cast against, 120,641 abstentions and 21,483,340 broker non-votes, which are treated as against votes) the election of this director.

1.10  David P. Steiner

A total of 316,900,379 shares (84.31%) were voted for and 58,978,277 shares (15.69%) were counted as voted against (including 37,372,769 votes cast against, 122,168 abstentions and 21,483,340 broker non-votes, which are treated as against votes) the election of this director.

1.11  John C. Van Scoter

A total of 353,945,969 shares (94.16%) were voted for and 21,932,687 shares (5.84%) were counted as voted against (including 310,321 votes cast against, 139,026 abstentions and 21,483,340 broker non-votes, which are treated as against votes) the election of this director.

Agenda Item No. 2.1.  Approval of the 2011 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 30, 2011 and the consolidated financial statements for the fiscal year ended September 30, 2011):

A total of 374,970,998 shares (99.76%) were voted for and 907,658 shares (0.24%) were counted as voted against (including 177,636 votes cast against and 730,022 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 2.2.  Approval of the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2011:

A total of 374,962,333 shares (99.76%) were voted for and 916,323 shares (0.24%) were counted as voted against (including 165,107 votes cast against and 751,216 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 2.3.  Approval of the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2011:

A total of 374,923,636 shares (99.75%) were voted for and 955,020 shares (0.25%) were counted as voted against (including 206,426 votes cast against and 748,594 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 3.  Release of the members of the Board of Directors and executive officers of TE for their activities during the fiscal year ended September 30, 2011:

A total of 362,216,899 shares (96.37%) were voted for and 13,661,757 shares (3.63%) were counted as voted against (including 12,967,598 votes cast against and 694,159 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 4.1.  Election of Deloitte & Touche LLP as TE’s independent registered public accounting firm for fiscal year 2012:

A total of 374,528,771 shares (99.64%) were voted for and 1,349,885 shares (0.36%) were counted as voted against (including 1,195,041 votes cast against and 154,844 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 4.2.  Election of Deloitte AG, Zurich, Switzerland, as TE’s Swiss registered auditor until the next annual general meeting of TE:

A total of 374,615,325 shares (99.66%) were voted for and 1,263,331 shares (0.34%) were counted as voted against (including 1,103,756 votes cast against and 159,575 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 4.3.  Election of PricewaterhouseCoopers AG, Zurich, Switzerland, as TE’s special auditor until the next annual general meeting of TE:

A total of 375,156,525 shares (99.81%) were voted for and 722,131 shares (0.19%) were counted as voted against (including 568,878 votes cast against and 153,253 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 5.  Advisory vote to approve executive compensation:

A total of 303,731,764 shares (80.81%) were voted for and 72,146,892 shares (19.19%) were counted as voted against (including 49,772,323 votes cast against, 891,229 abstentions and 21,483,340 broker non-votes, which are treated as against votes) this proposal.

Agenda Item No. 6.  Approval of an increase in the number of shares available for awards under the TE Connectivity Ltd. 2007 Stock and Incentive Plan:

A total of 331,072,292 shares (88.08%) were voted for and 44,806,364 shares (11.92%) were counted as voted against (including 23,053,333 votes cast against, 269,691 abstentions and 21,483,340 broker non-votes, which are treated as against votes) this proposal.

Agenda Item No. 7.  Approval of a reduction of share capital for shares acquired under TE’s share repurchase program and related amendments to the articles of association:

A total of 365,013,954 shares (97.11%) were voted for and 10,864,702 shares (2.89%) were counted as voted against (including 10,428,325 votes cast against and 436,377 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 8.  Approval of an authorization related to TE’s share repurchase program:

A total of 319,070,872 shares (84.89%) were voted for and 56,807,784 shares (15.11%) were counted as voted against (including 56,357,783 votes cast against and 450,001 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 9.  Approval of the equivalent of a dividend payment in the form of a distribution to shareholders through a reduction of the par value of TE’s shares, such payment to be made in four equal quarterly installments of US$ 0.21 per share on June 15, 2012, September 14, 2012, December 14, 2012 and March 15, 2013:

A total of 375,013,747 shares (99.77%) were voted for and 864,909 shares (0.23%) were counted as voted against (including 546,825 votes cast against and 318,084 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 10.  Approval of the reallocation of free reserves (contributed surplus) as of September 30, 2011 to legal reserves (reserves from capital contributions):

A total of 374,481,805 shares (99.63%) were voted for and 1,396,851 shares (0.37%) were counted as voted against (including 793,871 votes cast against and 602,980 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 11.  Approval of any adjournments or postponements of the AGM:

A total of 304,338,221 shares (80.97%) were voted for and 71,540,435 shares (19.03%) were counted as voted against (including 71,151,545 votes cast against and 388,890 abstentions, which are treated as against votes) this proposal.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

10.1	TE Connectivity Ltd. 2007 Stock and Incentive Plan (Amended and Restated as of March 7, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TE CONNECTIVITY LTD.
(Registrant)

	By:	/s/ Harold G. Barksdale
Harold G. Barksdale
Corporate Secretary

Date: March 7, 2012